Exhibit 10.2

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 5

This Amendment No. 5 (the “Amendment”) to the License and Collaboration Agreement dated May 2, 2017, as amended, (the “Agreement”), is made by and between:

(1)

ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at SE-151 85 Södertälje, Sweden and principal offices at SE-431 83 Mölndal, Sweden (“AstraZeneca”); and

(2)

PIERIS PHARMACEUTICAL, INC. (“Pieris US”), a corporation existing under the laws of the State of Nevada having a principal place of business at 255 State Street, 9th Floor, Boston, MA 02109, PIERIS PHARMACEUTICALS GMBH (“Pieris Germany”), a company existing under the laws of Germany having a principal place of business at Zeppelinstrasse 3, Hallbergmoos 85399, Germany, PIERIS AUSTRALIA PTY. LTD. (“Pieris Australia”), a company existing under the laws of Australia with its registered address at Level 16, 77 Castlereagh St, Sydney NSW 2000, Australia (Pieris US, Pieris Germany, and Pieris Australia are collectively referred to as “Pieris”), and is made effective as of 1 August, 2022 (the “Amendment Effective Date”).

Recitals

WHEREAS, for this purpose the Parties desire to amend and restate certain terms and conditions of the Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.    Definitions

Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement.

2.    Amendments

2.1    The Parties hereby extend the Collaboration Term until December 31st, 2023.

2.2    The Parties have agreed that Pieris may continue to conduct Research activities and bear all costs associated with identifying Anticalin-based ligands against the [***] CoDev Target (“[***]”). Pieris shall continue to update the Joint Steering Committee (“JSC”) and Joint Development Committee (“JDC”) (collectively, “Joint Governance”) regarding [***] until [***] (Pieris [***]), but the Joint Governance shall not have any decision-making authority with respect to the progression of [***] unless and until AstraZeneca resumes its obligations with respect to [***] as set forth in Section 2.4 of this Amendment. For clarity, costs for [***] as of [***] (inclusive) shall no longer be included in the [***] cap of maximum spend for Collaboration Product Development Costs through Lead Candidate stage for Pieris set forth in Section 4.4.4 (the “Cap”) unless and until AstraZeneca resumes its obligations with respect to [***] as set forth in Section 2.4 of this Amendment.

2.3    AstraZeneca is hereby relieved of any and all obligations with respect to [***] under the Agreement (including any Research or Development activities and related costs) and AstraZeneca shall be deemed in full compliance with any and all commercially reasonable efforts it may have related to [***] during the time period from the Amendment Effective Date until AstraZeneca resumes its obligations with respect to [***] as set forth in Section 2.4 of this Amendment.

2.4    Upon written notice to Pieris at any time prior to or at the achievement of [***] (Pieris [***]) as set forth in Section 2.5, AstraZeneca may resume all obligations under the Agreement with respect to [***], whereafter Pieris’ Costs associated with Research and Development of [***]until [***] is achieved in accordance with Section 4.4.3.1 of the Agreement shall be reimbursed in full by AstraZeneca [***] (including FTE costs at the FTE Rate). In such a case for forward-looking activities, the cost-sharing structure as agreed upon for [***] under Section 2.7 of this Amendment shall also apply to [***].

2.5    Pieris shall provide written notice of the achievement of Pieris’ [***] or its decision to discontinue development of [***], (in each case determined at Pieris’ sole discretion), and shall share all available data to support achievement of Pieris [***] (or in the case of discontinuation, Pieris shall share all available data to date) and a summary of related FTE costs and out of pocket costs. AstraZeneca may provide written notice that it will resume its obligations with respect to [***] as set forth in Section 2.4 within [***] days after receipt of all available data.

2.6    To the extent that AstraZeneca does not provide written notice of its intent to resume its obligations with respect to [***] under Section 2.5 of this Amendment within the applicable timeframes, [***] shall be deemed to have been terminated from the Agreement with the consequences set forth in Section 14.3.1 of the Agreement.

2.7    The Parties have agreed that any Pieris Costs for Research directed to [***] until [***], prior and after the Amendment Effective Date, shall count towards the Cap.

2.8    Should no [***] have been identified for [***] before Pieris has expended the Cap, the Parties have agreed to the following cost-sharing structure for the period up until [***] is achieved:

(a)

Any Costs for Research directed to the [***] shall be discussed and agreed within the JSC. Any such Costs to be reimbursed by AstraZeneca shall be approved by AstraZeneca in writing prior to any Research being initiated.

(b)

Within [***] days after the end of each Calendar Quarter, Pieris will provide AstraZeneca with a detailed, itemized invoice of agreed Costs actually incurred by Pieris in its performance of the Research directed to the [***] during such Calendar Quarter and AstraZeneca shall pay undisputed invoices within [***] days of the receipt of each invoice.

(c)

AstraZeneca may request additional supporting documentation evidencing that such costs have been incurred and Pieris shall provide such information promptly if requested. Should there be a dispute as to whether such Costs have been incurred, the matter shall be addressed under the dispute resolution provisions in Section 15.1.

2.9    To the extent that AstraZeneca wishes to further Research, Develop, Manufacture or Commercialize [***] as a [***] beyond the Collaboration Term, then the Parties shall negotiate in good faith a commercially reasonable additional fee for access to the [***] technology, including a license to the corresponding Intellectual Property Rights. Absent such agreement, AstraZeneca shall not continue the Research, Development, Manufacture, or Commercialization of any [***] as part of the [***] program after the conclusion of the Collaboration Term. For clarity, this paragraph shall not be interpreted to affect any right or obligation either Party may have during the Collaboration Term under, or arising from, the Agreement.

3.	Modifications

3.1	Section 1.109 (FTE Rate) of the Agreement is hereby deleted in its entirety and replaced by the following:

“1.109         “FTE Rate” means, unless otherwise agreed between the Parties, a rate per FTE equal [***] per annum (which may be prorated on a daily or hourly basis as necessary).”

4.	Amendment Effective Date

This Amendment shall become effective on the Amendment Effective Date.

5.	Entire Agreement

This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any representations, warranties, or covenants of the Party except as specifically set out in the Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability or fraud. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

[Remainder of page intentionally blank. Signatures follow.]

Execution

THIS AMENDMENT IS EXECUTED by the authorized representatives of the Parties as of the Amendment Effective Date.

ASTRAZENECA AB (publ.)	PIERIS PHARMACEUTICAL, INC.
Signature: __/s/ Maria Belvisi_____ Name: _Maria Belvisi_________ Title: SVP & Head of Research & Early Respiratory & Immunology	Signature: __/s/ Stephen Yoder___ Name: ___ Stephen Yoder___ Title: _CEO & President____

PIERIS PHARMACEUTICALS GmbH.

Signature:         __/s/ Stephen Yoder___

Name:              ____ Stephen Yoder___

Title:                Managing Director______

PIERIS AUSTRALIA PTY LTD.

Signature:         __/s/ Stephen Yoder___

Name:         ___ Stephen Yoder___

Title:         __Director__________

4